Household Consumer Loan Trust, Series 1996-1
Deposit Trust Calculations
Previous Due Period Ending                          May 31, 1999
Current Due Period Ending                           Jun 30, 1999
Prior Distribution Date                             Jun 14, 1999
Distribution Date                                   Jul 14, 1999

Beginning Trust Principal Receivables           4,245,127,761.54
Average Principal Receivables                   4,234,126,645.31
FC&A Collections (Includes Recoveries)             67,883,852.92
Principal Collections                             133,623,976.88
Additional Balances                                59,174,127.64
Net Principal Collections                          74,449,849.24
Defaulted Amount                                   28,633,033.92
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,403,950.00

Beginning Participation Invested Amount           362,290,244.81
Beginning Participation Unpaid Principal          362,290,244.81
Balance
Ending Participation Invested Amount              353,470,026.12
Ending Participation Unpaid Principal Balance     353,470,026.12

Accelerated Amortization Date                       Feb 28, 2001
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   9.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.75%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 362,290,244.81
Numerator for Fixed Allocation                    371,149,670.15
Denominator - Max(Sum of Numerators, Principal  4,234,126,645.31
Receivables)
Applicable Allocation Percentage                         8.5564%
Investor FC&A Collections                           5,808,436.96

Series Participation Interest Default Amount
Numerator for Floating Allocation                 362,290,244.81
Denominator - Max(Sum of Numerators, Principal  4,234,126,645.31
Receivables)
Floating Allocation Percentage                           8.5564%
Series Participation Interest Default Amount        2,449,966.60


Principal Allocation Components
Numerator for Floating Allocation                 362,290,244.81
Numerator for Fixed Allocation                    371,149,670.15
Denominator - Max(Sum of Numerators, Principal  4,234,126,645.31
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           6.2500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               6.2500%
(c) Rate Sufficient to Cover Interest, Yield             5.1220%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          362,290,244.81
Principal Balance
(e) Actual days in the Interest Period                        30
Series Participation Monthly Interest, [a*d*e]      1,886,928.36

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest                      0.00
Interest Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly
Principal
Available Investor Principal Collections,           8,820,218.69
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       6,370,252.09
or e]
(b) prior to Accelerated Amort. Date or not         6,370,252.09
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       8.5564%
(d) Net Principal Collections                      74,449,849.24
(e) after Accelerated Amort Date or Early          11,713,040.04
Amort Period, [f*g]
(f) Fixed Allocation Percentage                          8.7657%
(g) Collections of Principal
                                                  133,623,976.88

(h) Minimum Principal Amount, [Min(i,l)]            4,071,257.81
(i)  Floating Allocation Percentage of             11,433,447.17
Principal Collections
(j)  1.8% of the Series Participation Interest      6,521,224.41
Invested Amount
(k) Series Participation Interest Net Default       2,449,966.60
Payment Amount
(l)  the excess of (j) over (k)                     4,071,257.81

(m) Series Participation Interest Net Default       2,449,966.60
Payment Amount

(n) Optional Repurchase Amount (principal                   0.00
only) at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin.                 5,808,436.96
Collections [Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      1,886,928.36
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest                      0.00
Shorfall [Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,449,966.60
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest                    0.00
Charge-Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  603,817.07
Excess [Sec. 4.11(a)(vi)]                             867,724.93

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Household
Consumer Loan
Trust, 1996-1
Series 1996-1
Owner Trust
Calculations
Due Period       Jun 30, 1999
Ending
Payment Date     Jul 15, 1999

Calculation of
Interest Expense

Index (LIBOR)       4.987500%
Accrual end      Jul 15, 1999
date, accrual
beginning date
and days in
Interest Period
                      Class A     Class B Certificates   Overcoll
                                                           Amount
Beginning Unpaid  188,313,604 126,801,586   12,680,159 34,494,896
Principal
Balance
Previously               0.00        0.00         0.00
unpaid
interest/yield
Spread to index         0.22%       0.60%        1.00%
Rate (capped at     5.207500%   5.587500%    5.987500%
13%, 15%, 16%)
Interest/Yield        817,203     590,420       63,269
Payable on the
Principal
Balance
Interest on              0.00        0.00         0.00
previously
unpaid
interest/yield
Interest/Yield        817,203     590,420       63,269
Due
Interest/Yield        817,203     590,420       63,269
Paid

Summary

Beginning
Security Balance  188,313,604 126,801,586   12,680,159 34,494,896
Beginning
Adjusted Balance  188,313,604 126,801,586   12,680,159
Principal Paid
                    4,584,668   3,087,077      308,708    915,244
Ending Security
Balance           183,728,936 123,714,509   12,371,451 33,655,130
Ending Adjusted
Balance           183,728,936 123,714,509   12,371,451
Ending                                         3.5000%
Certificate
Balance as %
Participation
Interest
Invested Amount
Targeted Balance  183,804,414 123,714,509   12,371,451
Minimum Adjusted               49,000,000    4,900,000 13,300,000
Balance
Certificate                                  10,711,556
Minimum Balance
Ending OC Amount                                       33,655,130
as Holdback
Amount
Ending OC Amount                                             0.00
as Accelerated
Prin Pmts

Beginning Net            0.00        0.00         0.00       0.00
Charge offs
Reversals                0.00        0.00         0.00       0.00
Charge offs              0.00        0.00         0.00       0.00
Ending Net               0.00        0.00         0.00       0.00
Charge Offs

Interest/Yield     $1.2800792  $4.3335274   $2.4854769
Paid per $1000
Principal Paid     $7.1814975 $22.6583339  $12.1274125
per $1000

Series 1996-1  Owner Trust Calculations
Due Period                                              June 1999
Payment Date                                         Jul 15, 1999

Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections         8,820,218.69
(b) Series Participation Interest Charge Offs                0.00
(c) Lesser of Excess Interest and Carryover                  0.00
Charge offs

Accelerated Principal Payment                           75,477.13

Series Participation Interest Monthly Interest       1,886,928.36

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.              817,202.58
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.              590,419.88
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.          63,268.71
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A to Targeted Principal Balance-         4,509,190.87
Sec. 3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance          3,087,076.54
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to                0.00
Sec. 3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance        308,707.65
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt            915,243.63
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)               75,477.13


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                    0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                   0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                   0.00
  Pay Certificates up to Certificate Minimum                 0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided                0.00
OC >0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated              340,560.06
Certificate - Sec. 3.05(a)(vii)




Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt        915,243.63
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                     0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total            75,477.13
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback        839,766.50
Amount
To HCLC any remaining amounts                                0.00

Principal paid to the Designated Certificate             3,096.86